SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) May 31, 1996



                            IMAGE SOFTWARE, INC.
           (Exact Name of Registrant as Specified in its Charter)


       COLORADO                 0-12535             84-0866294
(State of Incorporation)   (Commission File      (IRS Employer ID
                                Number)               Number)


                            6486 S. Quebec Street
                          Englewood, Colorado 80111
               (Address of Principal Executive Offices)



                            (303) 694-9180
                    (Registrant's Telephone Number)

Item 5.  Other Events

     By letter dated May 20, 1996, Image Software, Inc. (the "Company") was informed by the Nasdaq Small Cap Market System ("Nasdaq") that according to the financial statements included in the Company's Form 10-Q for the period ended March 31, 1996, the Company was in violation of the Nasdaq's listing maintenance standards. In order to meet Nasdaq's June 5, 1996 deadline for establishing renewed compliance with these standards, Nasdaq required the Company to file a Form 8-K with the Securities and Exchange Commission demonstrating such compliance. Accordingly, the Company is filing this Form 8-K, Current Report, with an unaudited balance sheet as of May 31, 1996.



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 31, 1996                IMAGE SOFTWARE, INC.


                                  By: /s/ David R. DeYoung
                                  David R. DeYoung, President

Item 1.  Financial Statements

                            1MAGE SOFTWARE, INC.
                         CONSOLIDATED BALANCE SHEETS


                                              May 31,         December 31,
                     Assets                    1996                1995
- ---------------------------------------       --------        ------------
Current Assets:
  Cash and equivalents                       $383,127          $345,852
  Trade accounts receivable, net              438,650           568,639
  Inventory, at lower of cost or market       125,392            28,642
  Current portion of notes receivable         162,164            15,210
  Prepaid expenses                             20,200            25,839
                                           -----------       -----------

    Total current assets                    1,139,533           984,182

  Property and equipment, net                 244,296           268,550
  Deferred computer software development
    costs, net                                694,627           708,360
  Investment in affiliate                       8,900            13,939
  Other assets                                 51,356            28,502
                                           -----------       -----------

    TOTAL ASSETS                           $2,138,712        $2,003,533
                                           ===========       ===========


   Liabilities and Stockholders' Equity
- ----------------------------------------

Current Liabilities:
  Current portion of long-term debt:
    Other                                     150,000               -
    Capital lease obligations                   9,510            11,347
  Trade accounts payable                      126,830           221,401
  Line of credit                              107,000           100,477
  Accrued expenses and other liabilities      152,844           199,211
                                           -----------       -----------

    Total current liabilities                 546,184           532,436

  Long-term obligations:
    Capital lease obligations                  18,768            21,461
    Other                                           0           150,000
                                           -----------       -----------

    Total liabilities                         564,952           703,897

Stockholders' Equity
  Common stock, par value $.004 -
    10,000,000 shares authorized;
    shares outstanding: 1996,
    2,128,946; 1995, 1,932,934                  8,522             7,748
  Paid-in capital                           6,841,341         6,619,758
  Accumulated deficit                      (5,276,103)       (5,327,870)
                                           -----------       -----------

    Total stockholders' equity              1,573,760         1,299,636
                                           -----------       -----------

    TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY                   $2,130,813        $2,003,533
                                           ===========       ===========